Exhibit 10.4


       SECURED CONVERTIBLE REVOLVING PROMISSORY NOTE AGREEMENT

up to $500,000                                    New York, NY
                                                  April 23, 2002

     THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS PROMISSORY NOTE UNDER THE SECURITIES ACT OF 1933 AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER THAT SUCH REGISTRATION IS NOT REQUIRED.


AGREEMENT made as of the 20th Day of Apri1 2001 by and between Medicius, Inc. ("Borrower" or the "Company"), a Nevada corporation with an office address of 2660 Townsgate Road, Suite 310, Westlake, CA 91361 and M and E Equities, LLC, ("Holder"), a New Jersey limited liability company, having an office at 3511 Highway 9 North, Howell, New Jersey 07731, ("Lender").

                             WITNESSETH

       WHEREAS, Borrower desires to enter a transaction, as more fully outlined below and in the attached Security Agreement, to borrow from the Lender a maximum of $500,000; and

       WHEREAS, Lender is willing provide up to $500,000 in loans upon the terms and conditions hereinafter set forth;

       NOW, THEREFORE, the parties hereto, in exchange for the mutual covenants, herein contained and intending to be legally bound hereby agree as follows:

                               RECITAL

     Medicius, Inc. ("Borrower"), a Nevada corporation, with an office address of 2660 Townsgate Road, Suite 310, Westlake, CA 91361, for value received, hereby promises to pay to the order of M and E Equities, LLC, ("Holder"), a New Jersey limited liability company, having an office at 3511 Highway 9 North, Howell, New Jersey 07731, the principal amount of five hundred thousand ($500,000) dollars, or the aggregated unpaid principal amount of all Revolving Credit Loans (as hereinafter defined) made to the Borrower by the Holder, whichever is less, on April 23, 2004 (such date, or such earlier date upon which the principal and interest is due upon acceleration pursuant to Section 3 hereof is hereinafter referred to as the "Due Date") and to pay interest from the date hereof on the unpaid principal amount hereof at the rate set forth below, all on the terms and conditions set forth herein. Payment for all amounts due hereunder shall be made in lawful money of the United States of America by certified mail, return receipt requested, to the address of the Holder (as hereinafter defined) or by wire transfer to an account designated in writing by the Holder.


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                            TERMS OF NOTE

     As used herein, the term "Revolving Credit Loans" shall mean cash loans extended from time to time by the Holder to the Borrower. In no event shall the aggregate amount of the Revolving Credit Loans ("aggregate loan balance") extended hereunder exceed the principal amount of $500,000 at any one time, without the separate express written consent of the Holder.

     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1.Definitions.   As used in this Note, the term "Holder"  shall
mean M and E Equities, LLC or any subsequent holder of this Note.

     2.Interest. Interest shall accrue from the date hereof until all outstanding principal and interest on this Note shall have been paid in full at the rate of nine percent (9%) per annum on the unpaid principal balance hereof and shall be payable on the Due Date. In the event that the principal amount of this Note is not paid in full on the Due Date, interest at the maximum legally permitted interest rate shall continue to accrue on the balance of any unpaid principal until such balance is paid.

     3.Events  of Default.  If any of the events specified  in  this
Section 3 shall occur (herein individually referred to as an "Event of Default"):

           (i) Default in payment of principal or interest under this Note when due;

           (ii) A material default by the Borrower in any obligation, or breach by the Borrower of any representation, warranty, covenant or agreement, herein or in other documents signed by the Borrower in connection with the issuance of this Note, the Security Agreement (as hereinafter defined) which is not cured or cannot be cured by the Borrower within ten (10) days after the Holder has given the Borrower written notice of such default;

           (iii) The institution by the Borrower of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Code, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other, similar official for all or any substantial part of its property, or the taking of any action by the Borrower in furtherance of any such action;

           (iv) If, within sixty (60) days after the commencement of an action against the Borrower seeking any bankruptcy, insolvency, reorganization, liquidation or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Borrower or all orders or proceedings there under affecting the property of the Borrower stayed, or if the stay or any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days


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after  the  appointment without the consent or acquiescence  of  the
Borrower of any trustee or receiver for all or any substantial part of its property such appointment shall not have been vacated;

           (v) Any default of the Borrower under any indebtedness or other obligation which aggregate at least $75,000 if such default is not cured by the Borrower before the earlier of (1) ten (10) days after the Holder has given the Borrower written notice of such default or (2) the obligee of such indebtedness or other obligation has made demand or notified the Borrower of any acceleration and in either case, any cure period has elapsed; or

           (vi) The rendering of one or more judgments or orders against the Borrower for the payment of money exceeding any applicable insurance coverage by more than $75,000 in the aggregate, and either (1) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (2) there shall be any period of 30 consecutive days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

     then, with the exception of an Event of Default specified in clauses (iii) and (iv) above, the Holder of this Note may, by notice to the Borrower, declare the principal of this Note, all interest thereon and all other amounts payable hereunder to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, whereupon the principal amount of this Note, all such interest and all other such amounts shall become and be immediately due and payable, and exercise any and all of his other rights under applicable law hereunder.

     Upon, the occurrence of an Event of Default specified in clauses (iii) or (iv) above, the principal amount of this Note, all interest thereon and all other amounts payable hereunder shall thereupon and concurrently therewith become due and payable and interest upon the principal shall accrue at the rate of 15% per annum, all without any action by the Holder of this Note, and without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, anything in this Note to the contrary notwithstanding.

     4.Prepayment. The Borrower may at any time prepay in whole or in part the principal sum, plus accrued interest on the amount so prepaid to date of payment, of this Note, without penalty or premium.

     5.Security. Payment of this Note is secured by security interest in all of the assets and intellectual property rights of the Company pursuant to a Security Agreement (the "Security Agreement") dated the date hereof between the parties hereto.

     6.Conversion and Warrants. The principal amount of this Note, and any accrued but unpaid interest thereon, may be converted into such number of shares ("Conversion Shares") of Common Stock of the Borrower equal to five (5) Conversion Shares for each dollar of remaining principal balance and accrued and unpaid interest. The conversion described in the immediately preceding sentence shall automatically be deemed to have occurred upon written notice by Holder to Borrower, and shall be evidenced by the delivery, in a reasonable time period, by the Borrower to the Holder


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of a stock certificate representing the Conversion Shares. Upon such delivery, this Note shall be null and void and of no further force or effect, and Holder shall mark this Note "cancelled" and return it
to  the Borrower.      The failure by Holder to so return this  Note
to Borrower shall not affect or otherwise impair the conversion of this Note and the cancellation hereof in exchange for the Conversion
Shares.    Within ten (10) days after the execution hereof  Borrower
shall deliver to Holder, ten (10) Class A warrants of the Borrower, in the form attached as Exhibit A, multiplied by the aggregate loan balance, each Class A warrant convertible into one (1) share of common stock of the Company, exercisable at $0.20 per share. In addition, for each Class A warrant (when) exercised, Holder shall receive two (2) Class C warrants of Medicius, Inc., each Class C warrant exercisable into one (1) share of common stock of Medicius, Inc. at $1.00 per share.

     7.Covenants. Without the prior written consent of Holder, the Borrower shall not;

           (i) except as otherwise described herein, or in the attached payment agreement and/or security agreement,  (Borrower shall not)  create,  authorize
                or issue, or obligate itself to issue, any debt security or security convertible into or exercisable for any debt security senior to, or having a priority over, this Note;

           (ii) pay or declare any cash dividend or other distribution to holders of any class of equity securities of the Borrower or any of its subsidiaries;

           (iii) redeem, retire, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any shares of capital stock of the Borrower or any of its subsidiaries;

           (iv) except for the transaction contemplated and as otherwise described in the Letter of Intent by and between ATR Search, Inc. and Medicius, Inc. dated April 5, 2002, (Borrower shall not) sell, lease, transfer, convey, or otherwise dispose of all or substantially all of its property or business, acquire any business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation), effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Borrower is disposed of, or otherwise effect a liquidation;

           (v) after the execution hereof, permit or authorize the Borrower or any subsidiary of the Borrower to issue any shares of its capital stock or any security exchangeable for or convertible into shares of its capital stock to any officer, director, shareholder or employee of the Borrower or any of its subsidiaries or any affiliate or related party of any such officer, director, shareholder or employee; or

           (vi) take any action that results in the transfer or license of material assets of the Borrower or any of its subsidiaries to any person other than a wholly-owned subsidiary of the Borrower.

     8.Representations. The Borrower represents and warrants to the Holder that: (i) each of this Note and the Security Agreement is a legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms; and (ii) the execution and delivery


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by  the  Borrower  of this Note and the Security Agreement  and  the performance by the Borrower of the transactions contemplated hereby and thereby do not and will not conflict with, or result in a breach of, or constitute a default under the Certificate of Incorporation of by-laws of the Borrower or any agreement to which the Borrower is a party or to which the Borrower or its assets may be bound or affected.

     9.Waiver of Presentation. Demand, Etc. All parties now or hereafter liable with respect to this Note, whether the Borrower, Guarantor, endorser or any other person hereby expressly waive presentment, demand of payment, protest, notice for demand of payment, protest and notice of non- payment, or any other notice of any kind with respect thereto. No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder or under the Security Agreement or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by the Holder or of any right or remedy hereunder or there under shall preclude or estop another or further exercise or any other right or remedy.

     10. Defenses, Set-Offs, Counterclaims. Borrower hereby agrees not to raise or interpose any defense, set-off or counterclaim of any kind or nature whatsoever which it may have against the Holder in any action brought upon this Note, the Guaranty, the Pledge Agreement or the Security Agreement and Borrower acknowledges that it has no defense of any kind or nature to the enforcement of this Note, the Guaranty, the Pledge Agreement or the Security Agreement or to the binding nature of the obligations represented hereby or thereby.

     11. Amendments. No amendment, modification, alteration or change of any of the provisions of this Note shall be effective unless in writing signed by the Borrower and the Holder and only to the extent therein set forth.

     12. Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York excluding the body of law relating to conflict laws. Borrower hereby consents to the exclusive jurisdiction of the state and federal courts located in Trenton, New Jersey in connection with any lawsuit, claim or other proceeding relating to this Note, the Security Agreement or the transactions contemplated hereby or thereby.

     13. Time of the Essence. Time is of the essence of this Note and in case this Note is collected by law or through an attorney at law or under advice there from, the Borrower agrees to pay all costs of collection including reasonable attorneys' fees. The Holder shall be under no duty to exercise any or all of the rights and remedies given by this Note or the Security Agreement and no party to this instrument shall be discharged from the obligations or undertakings hereunder (a) should the Holder release or agree not to sue any person against whom the party has, to the knowledge of Holder, a right to recourse, or (b) should the Holder agree to suspend the right to enforce this Note or the Security Agreement or Holder's interest in any collateral pledged to secure this Note against such person or otherwise discharge such person.

     14. Consent to Service and Waiver of Jury Trial. The Borrower hereby consents to service of any notice, process, motion or other document in connection with any lawsuit or other proceeding arising out of or relating to this Note or the Security Agreement by registered mail, return receipt


/5/


requested to the address set forth below or such other address as the Borrower shall provide Holder in writing and the Borrower hereby waives any right to trial by Jury in any such lawsuit or proceeding.

     15. Severability. In the event that any term or provision of this Note shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by any authority having jurisdiction, such determination shall not impair or otherwise affect the validity, legality or enforceability of the remaining terms and provisions of this Note, which shall be enforced as if the unenforceable term or provision were deleted.



     IN WITNESS WHEREOF, the undersigned has caused this Note to be issued this 25th day of April 2002.



                                Medicius, Inc. ("Borrower")


                                By: /s/ Keith Berman
                                   --------------------------
                                   Keith M. Berman, President



                                M and E Equities, LLC, ("Holder")


                                By: /s/ Moshe Mendlewitz
                                   ---------------------------
                                   Moshe Mendlewitz, Principal


/6/


                         SECURITY AGREEMENT

       FOR VALUE RECEIVED, and to induce M and E Equities, LLC, ("Holder"), a New Jersey limited liability company, having an office at 3511 Highway 9 North, Howell, New Jersey 07731, ("Secured Party"), to make the loan described in the Secured Convertible Revolving Promissory Note (the "Note") dated the date hereof from Medicius, Inc., a Nevada corporation, with an office address of 2660 Townsgate Road, Suite 310, Westlake, CA 91361, ("Borrower"), Secured Party and Borrower hereby agree that Secured Party shall have the rights, remedies and benefits hereinafter set forth.

                         W I T N E S S E T H

                              ARTICLE 1

                             DEFINITIONS

       As used in this Agreement, the following terms shall have the following meanings:

       "Collateral" shall have the meaning described in the exhibit annexed hereto.

       "Financing Agreements" shall mean this Agreement and the Note.

       "Obligations" shall mean all now existing and hereafter arising indebtedness, obligations and liabilities of any kind of Borrower to Secured Party, now or hereafter existing, absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortuous, liquidated or unliquidated, arising under or with respect to the Financing Agreements.

       All other terms defined in the preamble or the recitals hereto shall have the respective meanings ascribed to them therein. Unless the context otherwise indicates, all terms used without definition in this Agreement shall have the meanings ascribed to them in the Uniform Commercial Code of the State of New York as presently in effect, to the extent the Same are used or defined therein.

                              ARTICLE 2

                     GRANT OF SECURITY INTEREST

          As security for the payment and performance of the Obligations, Borrower hereby grants to Secured party a continuing security interest in and a general lien upon the Collateral. Except as otherwise contemplated in the transaction more fully described in the Letter of Intent by and between ATR Search, Inc. and Medicius, Inc., dated April 5, 2002, Borrower shall not sell, transfer, assign or in any other way dispose of, to any other party, any or all of the Collateral during the term hereof.


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                              ARTICLE 3

                     REPRESENTATIONS, WARRANTIES
                      AND COVENANTS OF BORROWER


      Borrower hereby represents and warrants to, and covenants and agrees with, Secured Party that:

       3.1 Authority and Power. Borrower has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement, the other Financing Agreements and all agreements, documents and instruments executed in connection herewith and therewith, and this Agreement, the other Financing Agreements and such other agreements, documents and instruments constitute and will constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms.

       3.2 Further Assurances: Financing Statements. Upon request of Secured Party, at any time, either prior to or after the contemplated transaction between ATR Search, Inc. and Medicius, Inc., and from time to time, Borrower, or its successor will, at its own cost and expense, execute and deliver to Secured Party one or more financing statements pursuant to the Uniform Commercial Code, or amendments or continuations thereof, and any other documents required by Secured Party to further evidence, effect or perfect the security interest granted herein or to otherwise effectuate the purposes of this Agreement, including, without limitation, assignments of foreign and domestic patents and trademarks, and, to the extent permitted by applicable law, Borrower hereby authorizes Secured Party to execute and file at any time or times one or more financing statements pursuant to the Uniform Commercial Code with respect to any or all of the Collateral, signed only by Secured Party. Borrower hereby agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

       3.3 Title to Collateral. Until such time as the merger between ATR Search, Inc. ("ATR") and Borrower is completed, the Collateral is, and shall at all times be, in Borrower's possession and owned by Borrower free and clear of any security interests, liens or encumbrances, except that the title to the Collateral may transfer to the surviving entity upon completion of the merger. However, notwithstanding the foregoing, the title to the Collateral may transfer to the surviving entity only if, (1) the security interest in the Collateral shall remain in favor of Secured Party upon completion of the merger, or (2) the security interest in the Collateral is retired (a) as a result of consideration or preference offered by ATR and accepted by Holder, (b) early payoff of the Note (see attached) by Medicius, or (c) conversion of the Note by Holder to ATR common stock.


/2/


       3.4 Condition of Collateral. Borrower will keep the Collateral in good condition and repair, reasonable wear and tear excepted, and will furnish all required parts and servicing (including any contract service necessary to maintain the benefit of any warranty of the manufacturer). Borrower will promptly notify Secured Party of any destruction of or any substantial damage to a material portion of the Collateral.


                              ARTICLE 4

                         RIGHTS AND REMEDIES


       4.1 Rights Under Uniform Commercial Code. In addition to all of its other rights and remedies under this Agreement, the other Financing Agreements and any other agreement with Borrower, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York and of any state in which Collateral is located from time to time.

       4.2 Remedies Cumulative. All rights and remedies of Secured Party arising under this Agreement, the other Financing Agreements, any other agreement with Borrower or by operation of law shall be cumulative and non-exclusive, to the fullest extent permitted by law.


                              ARTICLE 5

            SECURED PARTY'S EXPENSES AND ATTORNEYS' FEES


             Borrower will be liable to Secured Party for any and all sums, costs and expenses which Secured Party may pay or incur pursuant to the provisions of this Agreement or in defending, protecting or enforcing the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including without limitation all search, filing and recording fees, appraisal fees, taxes, levies and reasonable attorneys' and accountants' fees and legal expenses, all fees and expenses for the service and filing of papers, fees of marshals, sheriffs, custodians, auctioneers and others, travel expenses, court costs and collection charges, all expenditures in connection with the repossession, holding, preparation for sale and sale of the Collateral, as well as all damages for breach of warranty, misrepresentation or breach of covenant by Borrower, and all such liabilities shall be part of the Obligations and shall be payable upon demand.


/3/


                              ARTICLE 6

                            MISCELLANEOUS


       6.1 Waivers. Any failure or delay by Secured Party to require strict performance by Borrower of any of the provisions, warranties, terms or conditions contained herein or in any of the other Financing Agreements shall not affect Secured Party's right to demand strict compliance therewith and performance thereof, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions and terms contained herein or in any other agreement, document or instrument shall be deemed to have been waived by any act or knowledge of Secured Party, but only by an instrument in writing, signed by the Secured Party and directed to Borrower specifying such waiver.

       6.2 Notices. Any notice, demand, consent, approva1, disapproval or statement (collectively, "Notices") required or permitted to be given by the terms and provisions of this Agreement, or by any law or governmental regulation, shall conform with the provisions of Section 12 of the Payment Agreement between the parties hereto dated the date hereof.

       6.3 Severability. Wherever possible, each provision of this Agreement shall be interpreted in a manner so as to be effective and valid under applicable law. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such provision and the remaining provisions of this Agreement shall remain unaffected and in full force and effect.

       6.4 Successors and Assigns. This Agreement shall be binding upon and for the benefit of the parties hereto and their respective legal representatives, successors and assigns.

       6.5 Governing Law; Consent to Jurisdiction; Venue Waiver; Waiver of Jury Trial. The validity, interpretation and effect of this Agreement shall be governed by the laws of the State of New York, except with regards to its conflicts of laws provisions. Borrower hereby consents to the nonexclusive jurisdiction of all courts in said State and hereby waives all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Agreement.

       6.6 Articles and Section Titles. The titles of articles and sections contained in this Agreement are merely for convenience and shall be without substantive meaning or content.

       6.7 Termination. This Security Agreement shall remain in full force and effect until the indefeasible cash payment in full of the Note. Upon termination hereof the Secured Party shall any all documents necessary to evidence such termination and the release of all liens created hereunder, including, without limitation, the filing of Forms UCC-3 with the appropriate government offices.


/4/


       6.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original but all of which shall constitute one and the same Agreement.

       IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 25th day of April, 2002.



                                MEDICIUS, INC.



                                By: /s/ Keith Berman
                                   --------------------------
                                   Keith M. Berman, President



                                M and E EQUITIES, LLC.



                                By: /s/ Moshe Mendlowitz
                                   --------------------------
                                   Moshe Mendlowitz


/5/


                      DESCRIPTION OF COLLATERAL

All  of  Borrower's now existing and hereafter arising interests  in and to all of the following, whether now existing or owned or hereafter created or acquired, wherever located, including substitutions, accessions, additions and replacements thereto and proceeds thereof:

       (i) all accounts, contract rights, chattel paper, documents, instruments, intellectual property and general intangibles (including, but not limited to, all of Borrower's now existing and hereafter arising tax and duty refunds, all now owned and hereafter acquired franchises, licenses, permits, patents, patent applications, trademarks, tradestyles, tradenames and copyrights, all rights thereunder and registrations thereof, and all of Borrower's now existing and hereafter arising interests in real and personal property); Borrower's interest in the goods represented thereby and all returned, reclaimed, and repossessed goods with respect thereto; all of Borrower's rights as an unpaid vendor (including stoppage in transit, repletion, and reclamation), all additional amounts due to Borrower from any account of Borrower irrespective of whether such additional amounts have been specifically assigned to Secured Party; all guaranties, mortgages on real and personal property, leases, letters of credit and other agreements or property securing or relating to any of the items referred to above, and all monies, deposits, securities, instruments, credits and other property now or hereafter held by Secured Party or any entity which at any time participates in Secured Party's financing of Borrower; and all rights and remedies of Borrower under or in connection with all of the foregoing;

       (ii)all inventory, including raw materials, work-in-progress, finished and semi-finished inventory, and all names and marks affixed or to be affixed thereto for purposes of selling same for the seller, manufacturer or licensor thereof, and all right, title and interest of Borrower therein and thereto;

       (iii) all machinery, equipment, furniture, fixtures, and all accessories, fittings and parts therefor;

       (iv)all of Borrower's books and records relating to all of the foregoing;

       (v) any and all products and proceeds of the foregoing in any form, whether from the voluntary or involuntary disposition thereof, including without limitation accounts, contract rights, general intangibles, chattel paper, documents, instruments, inventory, equipment, fixtures, all insurance proceeds and all claims by Borrower against third parties for damage to or loss or destruction of any or all of the foregoing.


/6/


                              EXHIBIT A

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT OR ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT.

              CLASS A WARRANT TO PURCHASE COMMON STOCK

                                 OF

                           Medicius, Inc.
No.1

     This is to Certify That, FOR VALUE RECEIVED, _________________________ or assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Medicius, Inc., a Nevada corporation, with an office address of 2660 Townsgate Road, Suite 310, Westlake, CA 91361 ("Company"), ____________________ fully paid, validly issued and nonassessable shares of common stock of the Company, par value $0.001, ("Common Stock") at a price of $0.20 per share at any time or from time to time during the period from January 5, 2002 through January 4, 2005, subject to adjustment as set forth herein. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price".

     (a)  EXERCISE OF WARRANT; CANCELLATION OF WARRANT.

          (1) This Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period; provided, however, that (i) if either such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, and (ii) in the event of any merger, consolidation or sale of substantially all the assets of the Company as an entirety, resulting in any distribution to the Company's stockholders, prior to expiration of the Exercise Period (the "Expiration Date"), the Holder shall have the right to exercise this Warrant commencing at such time through Expiration Date into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the warrants, but not later than seven (7) days following the receipt of good and available funds, the Company shall issue and deliver to the Holder a certificate or certificate for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its


/1/


designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the
Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

          (2) At any time during the Exercise Period, the Holder may, at its option, exercise this Warrant on a cashless basis by exchanging this Warrant, in whole or in part (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with this Section (a)(2), by surrendering this Warrant at the principal office of the Company or at the office of its stock transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) days following the Exchange Date. Current market value shall have the meaning set forth Section (c) below, except that for purposes hereof, the date of exercise, as used in such Section (c), shall mean the Exchange Date.

          (3) For each one (1) Warrant exercised, Holder will receive two (2) Class C warrants of the Company, each Class C warrant is exercisable into one (1) shares of Common stock of the Company, at $1.00 per share.

     (b) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants.

     (c) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

               (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the current market value shall be the last reported sale price of the Common Stock on such exchange or market on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange or market; or

               (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, but is traded on the Nasdaq SmallCap Market, the current market value shall be the average of the closing bid and asked prices of such day on such market and if the Common Stock is not so traded, the current market value shall be the mean of the last reported bid and asked prices reported by the NASD


/2/


          Electronic Bulletin Board on the last business day prior to the date of the exercise of this Warrant; or

               (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

     (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     (f)   ANTI-DILUTION  PROVISIONS. Subject to the  provisions  of
Section 1 hereof, the Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

               (1)   In case the Company shall hereafter (i) declare
          a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the


/3/


          denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

               (2)   In case the Company shall fix a record date for
          the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the current market price on such record date or less than the Exercise Price, the Exercise Price shall be adjusted so that the same shall equal the lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible) or (ii) in the event the Subscription Price is equal to or higher than the current market price but is less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the number of shares outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the tota1 number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the
          Exercise  Price  which would then be  in  effect  had  the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

               (3) In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (1) above)


/4/


          or subscription rights or warrants (excluding those referred to in Subsection (2) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock, less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

               (4) In case the Company shall hereafter issue shares of its Common Stock (excluding shares issued (i) in any of the transactions described in Subsection (1) above, (ii) upon exercise of options, warrants, convertible securities and convertible debentures outstanding as of the date hereof, or exercise of the Warrants, or (iii) to shareholders of any corporation which merges into the Company in proportion to their stock holdings of such corporation immediately prior to such merger, upon such merger, but only if no adjustment is required pursuant to any other specific subsection of this Section (f) with respect to the transaction giving rise to such rights) for a consideration per share (the "Offering Price") less than the current market price on the date the Company fixes the offering price of such additional shares or less than the Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal (i) the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at such current market price per share of Common Stock, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares or (ii) in the event the Offering Price is equal to or higher than the current market price per share but less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

               (5) In case the Company shall hereafter issue any securities convertible into or exchangeable or exercisable for its Common Stock (excluding securities issued in transactions described in Subsections (1) and (3) above) for a


/5/


          consideration per share of Common Stock (the "Exchange Price") initially deliverable upon conversion, exercise or exchange of such securities (determined as provided in Subsection (7) below) less than the current market price in effect immediately prior to the issuance of such, or less than the Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received for such securities (or the aggregate exercise price in the case of options or warrants) would purchase at such current market price per share of Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance and the maximum number of shares of Common Stock of the Company deliverable upon conversion or exercise of or in exchange for such securities at the initial conversion, exercise or exchange price or rate or
          (ii) in the event the Exchange Price is equal to or higher than the current market price per share but less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the number of shares outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received for such securities would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Such adjustment shall be made successively whenever such an Issuance is made.

               (6) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsections (1), (2), (3), (4) and (5) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

               (7) For purposes of any computation respecting consideration received pursuant to Subsections (4) and (5) above, the following shall apply:

               (A) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

               (B) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by


/6/


          the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

               (C) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Subsection (7)).

               (8) For the purpose of any computation under Subsections (1), (3), (4) and (5) above, the current market price per share of Common Stock at any date shall be determined in the manner set forth in Section (c).

               (9) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (f), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal Income tax liability to the holders of Common Stock or securities convertible into Common Stock (including Warrants).

               (10) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly but no later than 10 days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Holders at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

               (11) In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on


/7/


          terms   as  nearly  equivalent  as  practicable   to   the
          provisions with respect to the Common Stock contained in Subsections (1) to (8), inclusive above.

               (12) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

     (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section (a) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

     (h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up.

     (i) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the


/8/


number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments, which shall be as nearly equivalent, as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (f) hereof.

     (j)  REGISTRATION RIGHTS.

               (1) The Company hereby agrees with the holders of the Warrants and the Warrant Shares or their transferees (collectively, the "Holders") that upon notice by Holders beneficially owning at least 50% of the Warrants and Warrant Shares, it will, at any time during the five year period commencing six months after the Company has completed an initial public offering or is otherwise publicly traded (the "Registration Period"), within three weeks of such notice prepare and file with the Securities and Exchange Commission ("SEC") a registration statement under the Securities Act of 1933, as amended (the "Act") covering the resale of the Warrant Shares and use its best efforts to cause such registration statement to become effective as soon as practicable thereafter. If the Company shall determine to proceed during the Registration Period with the actual preparation and filing of a registration statement under the Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), then the Company will give written notice of its determination to all record holders of the Warrants and Warrant Shares. Upon the written request from any Holder, the Company will, except as herein provided, cause all such Warrant Shares to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Warrant Shares to be so registered; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section j(1) shall be underwritten in whole or in part, the Company may require that the Warrant Shares requested for inclusion by the Holders be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

               (2)  The Company will, until such time as the Warrant
          Shares   may  be  sold  under  Rule  144  without   volume
          limitation:

               (A) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

               (B) furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such


/9/


          other   documents  as  such  underwriters  may  reasonably
          request in order to facilitate the public offering of such securities;

               (C) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holders may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or subject itself to taxation in any such jurisdiction;

               (D) notify the Holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

               (E) notify the Holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

               (F) prepare and file with the SEC, promptly upon the request of any Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such Holders;

               (G) prepare and promptly file with the SEC and promptly notify such Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

               (H) advise the Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

     The Company may require each Holder of Warrant Shares as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Warrant Shares as the Company may from time to time reasonably request in writing.

               (3) All fees, costs and expenses of and incidental to such registration, inclusion and public offering in connection therewith shall be borne by the Company, provided, however, that the Holders shall bear their pro rata share of


/10/


          the underwriting discount and commissions and transfer taxes. The fees, costs and expenses of registration to be borne by the Company as provided above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided above). Fees and disbursements of counsel and accountants for the Holders and any other expenses incurred by the Holders not expressly included above shall be borne by the Holders.

               (4)   The  Company will indemnify and  hold  harmless
          each Holder of Warrant Shares which are included in a registration statement pursuant to the provisions of Section (j)(1) hereof, its directors and officers, and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the Act, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue, statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

               (5) Each Holder of Warrant Shares included in a registration pursuant to the provisions of Section (j)(1) hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused, by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.


/11/


               (6)   Promptly after receipt by an indemnified  party
          pursuant to the provisions of Sections (j)(4) or (5) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said Sections (j)(4) or (5), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said Sections (j)(4) or (5) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.



                                   MEDICIUS, INC.



                                   By:
                                      ____________________________
                                      Keith M. Berman, President




Dated: April _______, 2003


/12/


                            PURCHASE FORM


                                        Dated ____________________


          The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ___________________ shares of Common Stock and hereby makes payment of __________ in payment of the actual exercise price thereof.



               INSTRUCTIONS FOR REGISTRATION OF STOCK


Name ________________________________
(Please typewrite or print in block letters)


Address ______________________________________________________


Signature _____________________________


                           ASSIGNMENT FORM


          FOR VALUE RECEIVED, _____________________ hereby sells, assigns and transfers unto


Name ________________________________
(Please typewrite or print in block letters)


Address ______________________________________________________


the right to purchase Common Stock represented by this Warrant to the extent of _______________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ____________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


Date ____________________


Signature _____________________________


/13/